THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that the Dreyfus Socially Responsible Growth Fund, Inc. achieved a total return of 21.23%, based on net asset value, for the fiscal year ended December 31, 1996* compared to an increase of 22.95% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"),** indicating competitive performance relative to the market. The positive results can be attributed to three basic factors: 1) stock selection, 2) focus on several strong sectors: technology, consumer staples and financials and 3) avoidance of lower quality companies with potential earnings disappointments.
ECONOMIC REVIEW
    The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still generally tended to surprise on the upside and, we believe, should maintain steady growth in 1997.
    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. But with oil prices rising now for a year, their ability to raise the overall price level may become worrisome at some point, especially if the Fed finds them significant.
    We believe the economy has reverted to a period of modest growth above the long-term average. Key issues are whether faster growth will fuel higher inflation and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.
MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the S&P had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.
    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By midyear, satisfaction with the economy turned into fear that economic growth might be overdone.
    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.

    As Summer turned into Fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-Fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While, at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    The Fund's rewarding stock selection can be seen from a brief overview of several of the names that led the way for the year including BMC Software, 3Com, Computer Associates, EMC, Colgate Palmolive, Gillette, CPC International, Citicorp, Greentree Acceptance Corp. Financial, SunAmercia, Bank of Boston and Allstate. Each of these names exhibited superior earnings revisions during the previous six months and because of their earnings stability were rewarded by investors who remained skittish about the strength of the economy.
    The sector overweighting decisions contributed nicely to performance as the Fund was weighted heavily in three strong areas. Technology regained investor attention after a dismal performance in the second quarter as many came to the conclusion that a slowdown in the capital goods cycle would have a minimal adverse effect on these companies. We currently intend to continue to take some profits in this area on strength but will remain overweighted as we continue to like the long-term picture for Technology. Consumer Staple stocks continued to attract interest because of the stability of their earnings although many are beginning to look pricey. The Financial or Interest-Sensitive stocks benefited from a rebound in the bond market as the Fed decided to leave rates unchanged and reduce investor anxiety over the prevalence of inflation in this economy. We currently remain overweighted in this group as we believe that company-specific fundamentals remain intact and that the long-term direction of interest rates is lower.
SOCIAL RESPONSIBILITY
    The Dreyfus Socially Responsible Growth Fund continues to see positive results in its effort to invest in a way that enhances the quality of life in America. We believe that our commitment to social investment is slowly but surely reaping social dividends. For example, the nation is witnessing a broad-based attack on the tobacco industry, especially its targeting of youthful customers. In the fight against tobacco, The Dreyfus Socially Responsible Growth Fund, along with a growing chorus of forces, including lawmakers in state and local governments and the American Medical Association, is calling for the general divestment of tobacco stocks, which, it should be noted, continue to seriously underperform the S&P 500.
    There is also positive news to report on a number of the Fund's core holdings. BankAmerica was recently named a winner of Business Ethics magazine's Award for Corporate Social Responsibility and Ethics for general ethics, environment and community banking. The company has just announced that it has granted stock options to all employees. Interestingly, the above-mentioned awards were sponsored by another leader in corporate social responsibility,
Sears, Roebuck and Co., which the Fund has held for some time. On the diversity front, two of the Fund's companies, Johnson & Johnson and Disney, have announced that they will now be extending employee benefits to same-sex partners, a move which complements the Fund's objectives of ensuring equal employment opportunity for all Americans.
OUTLOOK
    The current outlook for the stock market appears mixed to positive. Low interest rates, modest economic growth, and continued money flows into mutual funds bode well for the market. However, somewhat extended valuations, the possibility of slowing economic growth and slow earnings for individual companies compared to the prior year give us some concern. We look for 1997 to be a year for much more modest returns from the equity markets than 1996 or 1995 as a result of overall slowing economic conditions. The focus will continue to be on the ability of investment managers to outperform through superior stock selection.
    We thank you for your confidence in us and look forward to serving you well in the future.
                          Sincerely,

    [Stephon A. Jackson, CFA       [Maceo K. Sloan, CFA           [Eric Steedman
    signature logo]                signature logo]                signature logo]

      Stephon A. Jackson, CFA      Maceo K. Sloan, CFA            Eric Steedman
      Portfolio Manager             Portfolio Manager             Portfolio Manager
      NCM Capital                   NCM Capital                   The Dreyfus Corporation
      Management Group, Inc.        Management Group, Inc.

January 15, 1997
New York, N. Y.

* Total return includes reinvestment of dividends and any capital gains paid. Figures do not reflect the deduction of any additional charges applicable to separate accounts of participating insurance companies which use the Fund as an underlying investment.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.       DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
$17,774
Dreyfus Socially
Responsible
Growth Fund
Dollars
$17,528
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services,Inc.]
Average Annual Total Returns
              One Year Ended                   From Inception (10/7/93)
            December 31, 1996                    to December 31, 1996
           ____________________                 ______________________
                  21.23%                                19.45%
Past performance is not predictive of future performance.
The Fund's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment made in The Dreyfus Socially Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses of the Fund. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                                          DECEMBER 31, 1996
Common Stocks-92.6%                                                                                  Shares             Value
                                                                                                     ______             ______
  Consumer Durables-.7%              Oakwood Homes..........                                         34,600     $      791,475
                                                                                                                        ______
  Consumer Non-Durables-12.2%        Clorox...........                                               23,000          2,308,625
                                     Coca-Cola..............................                         44,800          2,357,600
                                     Colgate-Palmolive......................                         26,600          2,453,850
                                     Gillette....................................                    26,900          2,091,475
                                     Jones Apparel Group..................        (a)                31,200          1,166,100
                                     McCormick & Co.........................                         22,600            532,513
                                     NIKE, Cl. B............................                         52,000          3,107,000
                                                                                                                        ______
                                                                                                                    14,017,163
                                                                                                                        ______
  Consumer Services-6.0%             BET Holdings, Cl. A...                (a)                       12,300            353,625
                                     CUC International....................        (a)                70,050          1,663,688
                                     Disney (Walt)..........................                         39,900          2,778,037
                                     Regal Cinemas........................        (a)                10,400            319,800
                                     Service Corp. International............                         60,800          1,702,400
                                                                                                                        ______
                                                                                                                     6,817,550
                                                                                                                        ______
  Electronic Technology-13.3%        Cisco Systems....                (a)                            41,200          2,621,350
                                     Coherent.............................        (a)                 9,300            392,925
                                     EMC.........................................    (a)             42,200          1,397,875
                                     Intel.......................................                    19,000          2,487,813
                                     Linear Technology......................                         24,900          1,092,488
                                     Seagate Technology...................        (a)                60,000          2,370,000
                                     Sun Microsystems.....................        (a)                39,000          1,001,812
                                     3COM                                       (a)                  23,900          1,753,662
                                     U.S. Robotics........................        (a)                29,100          2,095,200
                                                                                                                        ______
                                                                                                                    15,213,125
                                                                                                                        ______
  Finance-20.3%                      AFLAC..........................                                 34,900          1,491,975
                                     Allstate...............................                         26,700          1,545,263
                                     American International Group...........                         18,000          1,948,500
                                     BankAmerica............................                         26,500          2,643,375
                                     Bank of Boston.........................                         52,300          3,360,275
                                     Chase Manhattan........................                         13,000          1,160,250
                                     Citicorp...............................                         22,900          2,358,700
                                     Federal National Mortgage Association..                         51,400          1,914,650
                                     Green Tree Financial...................                         58,300          2,251,837
                                     PNC Bank....................................                    48,300          1,817,287
                                     Summit Bancorp.........................                         31,600          1,382,500
                                     SunAmerica.............................                         31,000          1,375,625
                                                                                                                        ______
                                                                                                                    23,250,237
                                                                                                                        ______
  Health Technology-10.9%            Amgen................                (a)                        39,600          2,153,250
                                     Bristol-Myers Squibb...................                         20,700          2,251,125
                                     Guidant................................                         21,800          1,242,600
                                     Johnson & Johnson......................                         38,300          1,905,425
                                     Medtronic..............................                         33,100          2,250,800
                                     Merck & Co.............................                         34,000          2,694,500
                                                                                                                        ______
                                                                                                                    12,497,700
                                                                                                                        ______

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
Common Stocks (continued)                                                                            Shares             Value
                                                                                                     ______             ______
  Industrial Services-1.4%           Schlumberger........                                             7,000     $      699,125
                                     Seitel......................................    (a)             23,300            932,000
                                                                                                                        ______
                                                                                                                     1,631,125
                                                                                                                        ______
  Process Industries-2.9%            Avery Dennison.......                                           37,600          1,330,100
                                     Bemis.......................................                    55,000          2,028,125
                                                                                                                        ______
                                                                                                                     3,358,225
                                                                                                                        ______
  Producer Manufacturing-1.9%        Dover............                                               44,100          2,216,025
                                                                                                                        ______
  Retail Trade-6.9%                  Consolidated Stores........                (a)                  50,625          1,626,328
                                     OfficeMax............................        (a)               102,800          1,092,250
                                     Safeway.....................................    (a)             45,000          1,923,750
                                     Sears, Roebuck & Co....................                         53,100          2,449,238
                                     Viking Office Products...............        (a)                31,600            843,325
                                                                                                                        ______
                                                                                                                     7,934,891
                                                                                                                        ______
  Technology Services-10.6%          Arrow Electronics..                             (a)             28,500          1,524,750
                                     BMC Software.........................        (a)                54,000          2,234,250
                                     Computer Associates International......                         37,300          1,855,675
                                     Microsoft............................        (a)                48,000          3,966,000
                                     Oracle......................................       (a)          60,800          2,538,400
                                                                                                                        ______
                                                                                                                    12,119,075
                                                                                                                        ______
  Transportation-2.0%                Comair Holdings..........                                       48,900          1,173,600
                                     Federal Express......................        (a)                24,200          1,076,900
                                                                                                                        ______
                                                                                                                     2,250,500
                                                                                                                        ______
  Utilities-3.5%                     CMS Energy....................                                  21,900            736,388
                                     Century Telephone Enterprises..........                         43,400          1,339,975
                                     360 Communications.....................                         32,900            760,812
                                     WorldCom.............................        (a)                42,600          1,110,262
                                                                                                                        ______
                                                                                                                     3,947,437
                                                                                                                        ______
                                     TOTAL COMMON STOCKS
                                       (cost $94,601,003)...................                                      $106,044,528
                                                                                                                        ======
                                                                                                   Principal
Short-Term Investment-7.9%                                                                           Amount
                                                                                                     ______
  U.S. Treasury Bill;                4.95%, 3/6/1997
                                       (cost $9,045,634)..............................       $    9,126,000     $    9,045,509
                                                                                                                        ======
TOTAL INVESTMENTS (cost $103,646,637).......................................                         100.5%       $115,090,037
                                                                                                       ====             ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (.5%)    $     (520,044)
                                                                                                       ====             ======
NET ASSETS..................................................................                         100.0%       $114,569,993
                                                                                                       ====             ======
Notes to Statement of Investments:
    (a) Non-income producing.
See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                        DECEMBER 31, 1996
                                                                                                    Cost             Value
                                                                                                   ______            ______
ASSETS:                          Investments in securities-See Statement of Investments      $103,646,637      $115,090,037
                                 Cash.......................................                                        159,239
                                 Dividends receivable.......................                                         60,919
                                 Prepaid expenses...........................                                         24,922
                                                                                                                     ______

                                                                                                                115,335,117
                                                                                                                     ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       78,604
                                 Payable for Common Stock redeemed..........                                        608,667
                                 Accrued expenses...........................                                         77,853
                                                                                                                     ______

                                                                                                                    765,124
                                                                                                                     ______
NET ASSETS..................................................................                                   $114,569,993
                                                                                                                     ======
REPRESENTED BY:                  Paid-in capital............................                                   $102,861,347
                                 Accumulated undistributed investment income-net42,432
                                 Accumulated net realized gain (loss) on investments                                222,814
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                            11,443,400
                                                                                                                     ______
NET ASSETS..................................................................                                   $114,569,993
                                                                                                                     ======
SHARES OUTSTANDING
(150 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      5,704,191
NET ASSET VALUE, offering and redemption price per share....................                                         $20.09
                                                                                                                        ===









See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                                       YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME:                          Cash dividends (net of $3,103 foreign taxes
                                     withheld at source)....................                    $   719,847
                                 Interest...................................                        240,728
                                                                                                      _____
                                       Total Income.........................                                   $     960,575
EXPENSES:                        Investment advisory fee-Note 3(a)..........                        522,795
                                 Legal fees.................................                         40,421
                                 Auditing fees..............................                         31,587
                                 Registration fees..........................                         22,928
                                 Directors' fees and expenses-Note 3(c).....                         13,678
                                 Custodian fees-Note 3(b)...................                         13,069
                                 Prospectus and shareholders' reports.......                         12,366
                                 Shareholder servicing costs-Note 3(b)......                          9,215
                                 Interest-Note 2............................                          5,962
                                 Miscellaneous..............................                         15,459
                                                                                                      _____
                                       Total Expenses.......................                        687,480
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 3(a)..................                        (19,166)
                                                                                                      _____
                                       Net Expenses.........................                                         668,314
                                                                                                                      _____-
INVESTMENT INCOME-NET.......................................................                                         292,261
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $4,325,349
                                 Net unrealized appreciation (depreciation) on investments        7,720,782
                                                                                                      _____
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      12,046,131
                                                                                                                      _____-
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $12,338,392
                                                                                                                      ======








See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended          Year Ended
                                                                                            December 31, 1996  December 31, 1995
                                                                                               ________-           ________-
OPERATIONS:
  Investment income-net..........................................                         $      292,261      $      129,313
  Net realized gain (loss) on investments........................                              4,325,349           1,186,985
  Net unrealized appreciation (depreciation) on investments......                              7,720,782           3,840,201
                                                                                                  ______              ______
    Net Increase (Decrease) in Net Assets Resulting
      from Operations............................................                             12,338,392           5,156,499
                                                                                                  ______              ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..........................................                               (251,529)           (140,970)
  Net realized gain on investments...............................                             (4,505,355)           (722,469)
                                                                                                  ______              ______
    Total Dividends..............................................                             (4,756,884)           (863,439)
                                                                                                  ______              ______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..................................                            136,594,495          19,961,838
  Dividends reinvested...........................................                              4,756,884             863,439
  Cost of shares redeemed........................................                            (66,020,126)         (3,867,386)
                                                                                                  ______              ______
    Increase (Decrease) in Net Assets from Capital Stock Transactions                         75,331,253          16,957,891
                                                                                                  ______              ______
      Total Increase (Decrease) in Net Assets....................                             82,912,761          21,250,951
NET ASSETS:
  Beginning of Period............................................                             31,657,232          10,406,281
                                                                                                  ______              ______
  End of Period..................................................                           $114,569,993       $  31,657,232
                                                                                                  ======              ======
UNDISTRIBUTED INVESTMENT INCOME-NET..............................                        $        42,432    $          1,700
                                                                                                  ______              ______
                                                                                                  Shares              Shares
                                                                                                  ______              ______
CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................                              7,039,912           1,237,706
  Shares issued for dividends reinvested.........................                                233,664              50,113
  Shares redeemed................................................                             (3,398,612)           (245,303)
                                                                                                  ______              ______
    Net Increase (Decrease) in Shares Outstanding................                              3,874,964           1,042,516
                                                                                                  ======              ======





See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Year Ended December 31,
                                                                         ____________________________________________
PER SHARE DATA:                                                            1996         1995         1994        1993(1)
                                                                            ___          ___          ___          ___
    Net asset value, beginning of period...................              $17.31       $13.23       $13.38       $12.50
                                                                            ___          ___          ___          ___
    Investment Operations:
    Investment income-net..................................                 .05          .08          .35          .04
    Net realized and unrealized gain (loss)
      on investments.......................................                3.63         4.49         (.15)         .88
                                                                            ___          ___          ___          ___
    Total from Investment Operations.......................                3.68         4.57          .20          .92
                                                                            ___          ___          ___          ___
    Distributions:
    Dividends from investment income-net...................                (.05)        (.08)        (.35)        (.04)
    Dividends from net realized gain on investments........                (.85)        (.41)          .-           .-
                                                                            ___          ___          ___          ___
    Total Distributions....................................                (.90)        (.49)        (.35)        (.04)
                                                                            ___          ___          ___          ___
    Net asset value, end of period.........................              $20.09       $17.31       $13.23       $13.38
                                                                            ===          ===          ===          ===
TOTAL INVESTMENT RETURN....................................               21.23%       34.56%        1.49%        7.35%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets......                 .95%        1.27%         .25%         .06%(2)
    Ratio of interest expense to average net assets........                 .01%          .-           .-           .-
    Ratio of net investment income
      to average net assets................................                 .42%         .70%        4.58%         .64%(2)
    Decrease reflected in above expense ratios
      due to undertakings by Dreyfus and sub-investment adviser             .03%         .06%        2.60%        6.19%(2)
    Portfolio Turnover Rate................................              126.41%       88.52%      373.68%          .-
    Average commission rate paid (3).......................              $.0578            -            -            -
    Net Assets, end of period (000's Omitted)..............            $114,570      $31,657      $10,406       $1,372
    (1)  From October 7, 1993 (commencement of operations) to December 31, 1993.
    (2)  Not annualized.
    (3)  For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsi diary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At December 31, 1996, there were no outstanding borrowings.
    The average daily amount of borrowings outstanding during the period ended December 31, 1996 was approximately $99,000, with related a weighted average annualized interest rate of 5.99%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $3,800,000.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1996 through December 31,
1996 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $19,166 during the period ended December 31, 1996.
    Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

    Average Net Assets
    _________
    0 to $32 million...................................................................                 .10 of 1%
    In excess of $32 million to $150 million...........................................                 .15 of 1%
    In excess of $150 million to $300 million..........................................                 .20 of 1%
    In excess of $300 million..........................................................                 .25 of 1%

    Prior to April 22, 1996, the sub-investment advisory fee was computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess over $500 million of the value of the Fund's average daily net assets and was payable by Dreyfus.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $5,531 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $160 during the period ended December 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $9,190 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $146,562,928 and $82,272,518, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was 11,443,400, consisting of $12,269,295 gross unrealized appreciation and $825,895 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
January 29, 1997


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $.1996 per share as a long-term capital gain distribution of the $.791 per share paid on December 26, 1996. The Fund also designates $.010 per share as a long-term capital gain distribution of the $.110 per share paid on September 16, 1996.


[Dreyfus lion "d" logo]
THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27705
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           111AR9612
[Dreyfus logo]
Socially Responsible
Growth Fund, Inc.
Annual Report
December 31, 1996